CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this quarterly report on Form 10-Q for the quarter ended September 30, 1999, of Southern California Edison Company into the previously filed Registration Statements which follow:

     Registration Form         File No.        Effective Date

      Form S-3                33-53288       November 6, 1992
      Form S-3                33-50251       September 21, 1993
      Form S-3                333-00497      February 2, 1996

                                                     ARTHUR ANDERSEN LLP
                                                     ARTHUR ANDERSEN LLP

Los Angeles, California
November 10, 1999